AMENDMENT NO. 4 TO THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT,

                                  by and among

                          ARCH WIRELESS HOLDINGS, INC.,

                           THE LENDERS PARTY THERETO,

                              THE BANK OF NEW YORK,
                              ROYAL BANK OF CANADA,
                         TORONTO DOMINION (TEXAS), INC.,
                               BARCLAYS BANK PLC,
                                       and
                              FLEET NATIONAL BANK,
                               as Managing Agents,

                              ROYAL BANK OF CANADA,
                             as Documentation Agent,

                                BARCLAYS BANK PLC
                                       and
                              FLEET NATIONAL BANK,
                           as Co-Documentation Agents,

                         TORONTO DOMINION (TEXAS), INC.,
                              as Syndication Agent,
                                       and
                              THE BANK OF NEW YORK,
                             as Administrative Agent


                    AMENDMENT NO. 1 TO THE THIRD AMENDED AND
                  RESTATED PARENT GUARANTY AND PLEDGE AGREEMENT
                                 by and between

                              ARCH WIRELESS, INC.,

                                       and

                              THE BANK OF NEW YORK,
                               as Collateral Agent


                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)

                                 by and between

                              ARCH WIRELESS, INC.,

                                       and

                              THE BANK OF NEW YORK,
                               as Collateral Agent

                          Dated as of February 1, 2001

     AMENDMENT NO. 4, dated as of February 1, 2001, to the Third Amended and Restated Credit Agreement referred to below, AMENDMENT NO. 1, dated as of February 1, 2001, to the Third Amended and Restated Parent Guaranty referred to below and AMENDMENT NO. 1, dated as of February 1, 2001, to the Parent Guaranty (PageNet) referred to below (collectively, this "Amendment").


                                    RECITALS

     I. Reference is made to each of the following:

          1. the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Wireless Holdings, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York ("BNY"), Royal Bank of Canada ("RBC"), Toronto Dominion (Texas), Inc. ("TD"), Barclays Bank PLC ("Barclays") and Fleet National Bank ("Fleet"), as Managing Agents, RBC, as Documentation Agent, Barclays and Fleet, as Co-Documentation Agents, TD, as Syndication Agent, and BNY, as Administrative Agent, as amended by Amendment No. 1, dated as of May 19, 2000, Amendment No. 2, dated as of August 15, 2000, and Amendment No. 3, dated as of October 20, 2000 (as so amended, the "Credit Agreement");


          2. the Third Amended and Restated Parent Guaranty, dated as of November 10, 2000, by and between Arch Wireless, Inc. (the "Parent") and BNY, as Collateral Agent (the "Parent Guaranty"); and

          3. the Parent Guaranty (PageNet), dated as of November 10, 2000, by and between the Parent and BNY, as Collateral Agent (the "Parent Guaranty (PageNet").

     II.  Subject  to  the  effectiveness  of  this  Amendment,   the  following
transactions will contemporaneously occur:

          1. Arch Connecticut Valley, Inc. ("Arch Connecticut"), a Subsidiary of the Borrower, will sell certain special mobile radio licenses for Portland, Maine to PageNet SMR Sub for $40,000 (referred to in this Amendment as the "Arch Connecticut Sale"). PageNet SMR Sub will pay the purchase price therefor out of the proceeds of the $175,000,000 secured loan described in paragraph 3 of Recital II.

          2. The Parent will create AWI Spectrum Co. Holdings, Inc. ("AWI Spectrum Holdings") which will in turn create AWI Spectrum Co., LLC ("AWI Spectrum Co."), each of which will be designated as an "Unrestricted Subsidiary" under and as defined in the Parent Discount Notes Indenture.

          3. Unrestricted Subsidiary Funding Company ("Nextel"), an indirect wholly-owned Subsidiary of Nextel Communications, Inc., will make a loan to AWI Spectrum Co. in the principal amount of $175,000,000 and AWI Spectrum Co. will use the proceeds thereof to buy certain assets of PageNet SMR Sub (including the special mobile radio licenses purchased by PageNet SMR Sub in the Arch Connecticut Sale) as described in paragraph 4 of Recital II (referred to in this Amendment as the "PageNet SMR Spectrum Sale"). Such loan will be secured by all of the assets of AWI Spectrum Co. and will be guaranteed by AWI Spectrum Holdings, which guaranty will be secured by the Stock of AWI Spectrum Co. owned by AWI Spectrum Holdings.

          4. PageNet SMR Sub will use the proceeds of the PageNet SMR Spectrum Sale to pay the purchase price of the Arch Connecticut Sale and the balance thereof to make a Restricted Payment to the Parent which will, in turn, contribute such proceeds in cash to the Borrower as an equity contribution
(referred to in this Amendment as the "PageNet SMR Spectrum Sale Equity Contribution").

          5. On the date of the receipt by the Borrower of the PageNet SMR Spectrum Sale Equity Contribution, the Borrower will (i) reduce the Aggregate Tranche A Commitments by $35,000,000, (ii) use $65,000,000 of the proceeds of the PageNet SMR Spectrum Sale Equity Contribution together with other cash to
(x) make the prepayment of the Tranche A Loans required in connection with such commitment reduction, (y) make a voluntary prepayment of the 2001 amortization installments on the Tranche B Loans, the Tranche B-1 Loans and Tranche C Loans in the respective amounts of $12,500,000, $18,661,250 and $3,060,000, and (z)
pay the Prepayment Fee resulting from the prepayment of the Tranche C Loans in the amount of $15,300, and (iii) use $110,000,000 of the PageNet SMR Spectrum Sale Equity Contribution to make the prepayment of the Tranche B Loans, the Tranche B-1 Loans and Tranche C Loans required by Section 2.4(f) of the Credit Agreement.

          6. AWI Spectrum Holdings, AWI Spectrum Co., the Parent and Nextel will enter into an asset acquisition agreement (referred to in this Amendment as the "AWI Spectrum Acquisition Agreement") pursuant to which Nextel will purchase all or substantially all of the assets of AWI Spectrum Co. (referred to in this Amendment as the "AWI Spectrum Sale"), the purchase price for which will be
$175,000,000 (subject to adjustment) and which will, together with any additional Series F Stock (as defined in Part B of this Amendment), upon the closing thereof, be credited against the principal, interest and other amounts due under the promissory note evidencing the loan referred to in paragraph 3 of Recital II (referred to in this Amendment as the "AWI Spectrum Secured Note"). Certain reductions in the purchase price will be paid to Nextel in Series F Stock but no reduction in the purchase price will be paid to Nextel in cash (other than from the $5,000,000 of cash retained by AWI Spectrum Co. referred to in clause (i) of the second sentence of paragraph 7 of Recital II and the cash proceeds of any sale of the assets of AWI Spectrum Co.).

          7. Nextel will make an unsecured loan to AWI Spectrum Co. in the principal amount of $75,000,000. Out of the proceeds of such unsecured loan, AWI Spectrum Co. will (i) retain $5,000,000 to cover FCC mandated build-out costs and costs of operations, (ii) use a portion of the balance thereof to purchase Series F Stock from the Parent that will be exchanged in satisfaction of principal and interest on such unsecured loan on the closing of the AWI Spectrum Sale, used to pay interest on the AWI Spectrum Secured Note and used to satisfy indemnification claims resulting from breaches of representations, warranties and covenants related to the AWI Spectrum Sale, and (iii) distribute the balance thereof to the Parent. Of the $70,000,000 received by the Parent in respect of such sale of Series F Stock and such distribution, the Parent will make an equity contribution of $61,000,000 in cash to the Borrower. Any cash remaining in AWI Spectrum Co. after the later of the last closing of the AWI Spectrum Sale and the payment of the AWI Spectrum Notes (as herein defined) will be distributed to the Parent and contributed by the Parent to the Borrower as an additional equity contribution.

          8. PageNet and its Subsidiary, Paging Network of America, Inc., are each a party to one or more management agreements relating to the spectrum being sold to Nextel. Pursuant to the AWI Spectrum Acquisition Agreement, Nextel has the option to assume one or more of such management agreements (referred to in this Amendment as "Assumed Management Agreements") in which case all rights of PageNet or Paging Network of America, Inc., as applicable, must be transferred to Nextel free and clear of all Liens.

     IV. The Borrower and the Parent have requested that certain provisions of the Credit Agreement, the Parent Guaranty and the Parent Guaranty (PageNet) be amended as set forth below and the Administrative Agent, the Collateral Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

     V. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     A. Amendments to the Credit Agreement

          1. The definition of "Change of Control" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

               "Change  of  Control":   any  change  of  control,
          fundamental change or any similar circumstance which, under any of the Arch Indentures, the Parent Discount Notes Indenture, the Parent Subordinated Indenture, the documentation evidencing or governing any other Indebtedness of the Parent or any of its Subsidiaries (other than AWI Spectrum Holdings and AWI Spectrum Co. so long as both thereof are Unrestricted Subsidiaries) of $15,000,000 or more or the Certificate of
          Incorporation of the Parent or any certificate of designation with respect to any class of preferred Stock of the Parent, results in an obligation of the Parent to prepay, purchase, offer to purchase, redeem or defease any such Indebtedness or any preferred Stock of the Parent.

          2. The definition of "Subsidiary" contained in Section 1.1 of the Credit Agreement is amended by adding the following sentences to the end thereof:

          Notwithstanding anything in any Loan Document to the contrary, until 367 days after the later of (i) irrevocable payment in full of the indebtedness evidenced by the AWI Spectrum Notes and (ii) the termination of the AWI Spectrum Acquisition Agreement, neither AWI Spectrum Co. or AWI Spectrum Holdings will be deemed to be a Subsidiary of any Loan Party. The provisions of the preceding sentence may not be amended without the written consent of Nextel and the Lenders hereby acknowledge and agree that Nextel (i) shall be a third party beneficiary of the preceding sentence and
          (ii) shall be permitted to rely on and is relying on the provisions of the preceding sentence in consummating the transactions contemplated by the AWI Spectrum Sale Transaction Documents.

          3. Section 1.1 of the Credit Agreement is amended by adding the following definitions thereto in their appropriate alphabetical order:

               "Arch Connecticut Sale": the sale by Arch Connecticut Valley, Inc. of a special mobile radio license and related channels to PageNet SMR Sub, which license and channels will be sold to AWI Spectrum Co. in the PageNet SMR Spectrum Sale.

               "Assumed Management Agreement Assignment": the assignment by each of PageNet and PageNet of America of all rights and obligations under the Assumed Management Agreements to which it is a party, and the assumption of such rights and obligations by Nextel.

               "Assumed  Management   Agreements":   the  PageNet
          Management Agreements which Nextel elects to assume in connection with the AWI Spectrum Sale.

               "AWI Spectrum Acquisition Agreement": as defined in the Parent Guaranty.

               "AWI  Spectrum  Co.":  as  defined  in the  Parent
          Guaranty.

               "AWI Spectrum Holdings":  as defined in the Parent
          Guaranty.

               "AWI Spectrum Holdings Guaranty": as defined in the Parent Guaranty.

               "AWI  Spectrum  Notes":  as  defined in the Parent
          Guaranty.

               "AWI  Spectrum  Sale":  as  defined  in the Parent
          Guaranty.

               "AWI Spectrum Sale Transaction Documents": as defined in the Parent Guaranty.

               "AWI Spectrum Security Agreement": as defined in the Parent Guaranty.

               "Nextel": as defined in the Parent Guaranty.

               "PageNet of America":  Paging  Network of America,
          Inc.,  a  Delaware   corporation   and  a  wholly-owned
          Subsidiary of PageNet.

               "PageNet Management Agreements": collectively, the Management Agreements listed in Section 4.07 of the AWI Spectrum Acquisition Agreement relating to the spectrum being sold in the AWI Spectrum Sale to which PageNet or PageNet of America is a party.

               "PageNet SMR Spectrum Sale": as defined in the Parent Guaranty.

               "PageNet SMR Spectrum Sale Equity Contribution": the contribution by the Parent, directly or indirectly, to the Borrower of $175,000,000, received by the Parent from PageNet SMR Sub representing the proceeds of the PageNet SMR Spectrum Sale as required by the Parent Guaranty.

               "Unrestricted  Subsidiary":   as  defined  in  the
          Parent Guaranty.

          4. Pursuant to Section 2.3(a) of the Credit Agreement, the Borrower hereby irrevocably elects to make a voluntary permanent reduction of the Aggregate Tranche A Commitments in the sum of $35,000,000, such reduction to be effective on the date of the receipt by the Borrower of the PageNet SMR Spectrum Sale Equity Contribution, and on such date to make a prepayment of the Tranche A Loans in the amount required by Section 2.5(c). The Lenders signing below agree that (i) this paragraph shall be deemed to satisfy any notice requirements contained in Section 2.3(a) of the Credit Agreement with respect to such reduction and (ii) the reduction and prepayment made pursuant to this paragraph will be deemed to have occurred prior to the mandatory prepayment required by
Section 2.4(f) and the application thereof pursuant to Section 2.5(e).

          5. Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower hereby irrevocably elects to prepay in full the 2001 amortization installments on the Tranche B Loans, the Tranche B-1 Loans and Tranche C Loans in the respective amounts of $12,500,000, $18,661,250 and $3,060,000, such prepayments to be made on the date of the receipt by the Borrower of the PageNet SMR Spectrum Sale Equity Contribution. Such prepayment of the Tranche C Loans shall be accompanied by the Prepayment Fee as set forth in Section 2.5(b) of the Credit Agreement. The Lenders signing below agree that (i) this paragraph shall be deemed to satisfy any notice requirements contained in Section 2.5(b) of the Credit Agreement with respect to such prepayments, (ii) such prepayments may be made without regard to the requirements of Section 2.5(b) of the Credit Agreement that prepayments be in a minimum amount of $1,000,000 and whole multiples of $100,000 in excess thereof, and (iii) the prepayments made pursuant to this paragraph will be deemed to have been made prior to the mandatory prepayment required by Section 2.4(f) and the application thereof pursuant to
Section 2.5(e).

          6. Section 2.3(f) of the Credit Agreement is amended by substituting a comma for the period at the end of the first sentence thereof and adding the following proviso thereto:

          provided that the $35,000,000 voluntary reduction of the Aggregate Tranche A Commitments to be made on the date of the receipt by the Borrower of the PageNet SMR Spectrum Sale Equity Contribution shall be applied to the March 31, 2001, June 30, 2001, September 30, 2001
          and December 31, 2001 scheduled reductions thereof.

          7. Section 2.4(f) of the Credit Agreement is amended in its entirety to read as follows:

               (f) on the earlier of (i) the first anniversary of the Merger Effective Date and (ii) the date of the receipt by the Borrower of PageNet SMR Spectrum Sale Equity Contribution, in an amount equal to $110,000,000.

          8. Section 2.5(e) of the Credit Agreement is amended by adding the following sentence to the end thereof:

          Notwithstanding the foregoing, the voluntary prepayment of the Tranche B Loans, Tranche B-1 Loans and Tranche C Loans made on the date of the receipt of the PageNet SMR Spectrum Sale Equity Contribution shall be applied to the prepayment of the 2001 installments of principal required to be paid pursuant to Section 2.5(a)(i), 2.5(a)(ii) and 2.5(a)(iii), respectively.

          9. Section 6.2 of the Credit Agreement is amended in its entirety to read as follows:

               Section 6.2 Credit Request; Certificate

               With respect to each Extension of Credit, the Administrative Agent shall have received (i) a Credit Request, executed by a duly authorized officer of the Borrower and (ii) a certificate of a Financial Officer of the Borrower showing compliance with the API Leverage Ratio and the Total Leverage Ratio after giving effect to such Extension of Credit and attaching calculations thereof in reasonable detail.

          10. Section 7.1(c) of the Credit Agreement is amended in its entirety to read as follows:

               (c) Compliance Certificates.

                    (i) With respect to each fiscal quarter ending on or before September 30, 2001, within 60 days after the end of each such fiscal quarter (90 days in the case of the last fiscal quarter of a fiscal year ending on or before December 31, 2000), a Compliance Certificate, certified by a Financial Officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent).

                    (ii) With respect to each fiscal quarter ending on and after December 31, 2001, within 45 days after the end of each such fiscal quarter, a Compliance Certificate, certified by a Financial Officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent).

          11. Section 7.12 of the Credit Agreement (Fixed Charge Coverage Ratio) is amended by substituting "March 31, 2002" for "June 30, 2001" on the second line thereof.

          12. Section 7.13 of the Credit Agreement (Pro-Forma Debt Service Coverage Ratio) is amended in its entirety to read as follows:

               Maintain, or cause to be maintained, as of the last day of each fiscal quarter ended during each period set forth in the following table, a Pro-forma Debt Service Coverage Ratio greater than the ratio set forth opposite such period in the following table:

     =================================================== ===============
                         Period                              Ratio
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     Merger Effective Date through December 31, 2001        1.10:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     March 31, 2002 and thereafter                          1.25:1.00
     =================================================== ===============

          13. The  following  table is  substituted  for the table  contained in
Section  7.14(b) of the Credit  Agreement  (relating  to the  Interest  Coverage
Ratio):

     =================================================== ===============
                         Period                              Ratio
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     Merger Effective Date through December 31, 2001        1.40:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     March 31, 2002 and thereafter                          2.25:1.00
     =================================================== ===============

          14. The  following  table is  substituted  for the table  contained in
Section  7.15(b)(i)  of the Credit  Agreement  (relating  to the Total  Leverage
Ratio):

     =================================================== ===============
                         Period                              Ratio
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     Merger Effective Date through March 31, 2001           5.50:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     April 1, 2001 through June 30,  2001                   5.25:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     July 1, 2001 through December 31, 2001                 5.00:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     January 1, 2002 and thereafter                         3.50:1.00
     =================================================== ===============


          15. The  following  table is  substituted  for the table  contained in
Section 7.16(b) of the Credit Agreement (relating to the API Leverage Ratio):

     =================================================== ===============
                         Period                              Ratio
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     Merger Effective Date through March 31, 2001           4.00:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     April 1, 2001 through June 30, 2001                    3.75:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     July 1, 2001 through December 31, 2001                 3.50:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     January 1, 2002 through June 30, 2002                  2.50:1.00
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     June 30, 2002 and thereafter                           2.00:1.00
     =================================================== ===============

          16. Section 7.17 of the Credit Agreement (Minimum Net Revenues) is amended in its entirety to read as follows:

               As of the last day of each full fiscal quarter during the periods set forth below, have net revenues of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP for each such full fiscal quarter in an amount not less than the amount set forth opposite such period in the following table:

     =================================================== ===============
                         Period                              Amount
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     Merger Effective Date through December 31, 2001       $285,000,000
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     January 1, 2002 through December 31, 2002             $325,000,000
     --------------------------------------------------- ---------------
     --------------------------------------------------- ---------------
     January 1, 2003 and thereafter                         Not tested
     =================================================== ===============


          17. Section 7.18(a) of the Credit Agreement is amended by replacing the parenthetical phrase "(other than (i) a Person which is a Non-Material Foreign Subsidiary, and (ii) Merger Sub so long as Merger Sub has no assets and is not conducting any business)" contained in the fourth and fifth line of such Section with the following parenthetical phrase:

          (other  than  (i)  a  Person  which  is a  Non-Material
          Foreign  Subsidiary and (ii) AWI Spectrum  Holdings and
          AWI   Spectrum   Co.  so  long  as  both   thereof  are
          Unrestricted Subsidiaries)

          18.  Article 7 of the  Credit  Agreement  is  amended  by adding a new
Section 7.21 to the end thereof to read as follows:

          Section 7.21 Certain Post-Closing Matters

               (a) PageNet  Foreign  Subsidiaries.  On the Merger
          Effective Date, PageNet owned all of the issued and outstanding Stock of each of PageNet Chile, S.A., PageNet de Argentina, S.A., Paging Network International, N.V. and Paging Network (UK), Ltd., each of which the Parent represented and warranted was a Non-Material Subsidiary. No later than May 9, 2001, the Borrower will or will cause either (i) the dissolution of each such Non-Material Foreign Subsidiary and provide evidence thereof to the Administrative Agent or
          (ii) take such actions as may be necessary to perfect the security interest of the Collateral Agents in the shares of Stock of each such Non-Material Subsidiary not so dissolved which are required to be pledged under the Security and Intercreditor Agreement in accordance with the provisions of Section 7.18(b), provided that in the case of clause (ii) above, the Borrower will deliver or cause to be delivered to the Collateral Agents such opinions of counsel (including opinions of foreign counsel) as the Administrative Agent may request in connection with such pledge.

               (b) Good Standing. Promptly take such actions as may be necessary to cause PageNet, Inc. to be in good standing in each of the Commonwealth of Puerto Rico and the U.S. Virgin Islands and deliver to the Administrative Agent a certificate of good standing from each such jurisdiction unless the failure to be in good standing in such jurisdictions could not reasonably be expected to have a Material Adverse Effect.

               (c) Office Consolidation.  On the last day of each
          second month after the Merger Effective Date until the Borrower notifies the Administrative Agent in writing that it has completed the consolidation of the offices and assets of PageNet and its Subsidiaries, the Borrower will deliver to the Administrative Agent a certificate executed by an authorized officer of the Borrower attaching an updated list of offices of PageNet and its Subsidiaries and an updated schedule of UCC filing offices. The Borrower further agrees to cause to be executed and delivered to the Administrative Agent or the Security Agent, as applicable, such additional UCC-1 Financing Statements as are necessary or appropriate to perfect the security interest of the Bank Collateral Agent or the Collateral Agents, as applicable, in the assets of PageNet and its Subsidiaries or as the Administrative Agent or the Security Agent shall request.

          19. Clause (b)(vi) of Section 8.5 of the Credit Agreement is amended by relettering the same as subsection "(c)".

          20. Section 8.6 of the Credit Agreement is amended by adding the following sentence to the end thereof:

          Notwithstanding anything in any Loan Document to the contrary, the Borrower shall not make any Investment in PageNet SMR Sub, PageNet Canada Holdings, AWI Spectrum Holdings or AWI Spectrum Co., or permit any of its Subsidiaries so to do.

          21. Section 8.8(a) of the Credit Agreement is amended in its entirety to read as follows:

               (a) (i) sales or dispositions of Property in the ordinary course of business, including normal retirements and replacements of Property in the ordinary course of business, (ii) the Arch Connecticut Sale and the Assumed Management Agreement Assignment, provided that the Borrower receives the PageNet SMR Spectrum Sale Equity Contribution and applies the proceeds thereof to the repayment of Tranche A Loans, Tranche B Loans, Tranche B-1 Loans and Tranche C Loans as required by this Agreement.

          22. Section 8.8 of the Credit Agreement is further amended by adding the following sentence to the end thereof:

          Notwithstanding anything in any Loan Document to the contrary, except for the Arch Connecticut Sale and the Assumed Management Agreement Assignment, the Borrower shall not sell, exchange, lease, transfer, assign or otherwise dispose of any Property to PageNet SMR Sub, PageNet Canada Holdings, AWI Spectrum Holdings or AWI Spectrum Co., or permit any of its Subsidiaries so to do.

          23. Section 9.1(d) of the Credit Agreement is amended in its entirety to read as follows:

               (d) The failure of any Loan Party to observe or perform any covenant or agreement contained in (i) on and after January 1, 2002, Section 7.1(c) of this Agreement, (ii) Sections 7.2(f), 7.3, 7.11, 7.12, 7.13,
          7.14, 7.15, 7.16, 7.17, 7.18, 7.19 or 7.20 or Article 8
          of this Agreement, (iii) Section 2 of the Subsidiary Guaranty, (iv) Section 2, 8(c), 8(k), 8(l), 8(m), 8(n),
          8(o) or 9 of the Parent Guaranty, (v) Section 2, 5(c), 5(k), 5(l), 5(m), 5(n), 5(o) or 6 of the Parent
          Guaranty  (PageNet),  (vi) Section 2, 5(c), 5(k), 5(l),

          5(m) or 6 of the Arch Guaranty,  (vii) Section 2 of the
          PageNet Canada Holdings Guaranty, or (viii) Section 2 of the PageNet SMR Sub Guaranty; or

          24. Section 9.1(g) of the Credit Agreement is amended by replacing the parenthetical phrase "(other than, prior to the date on which Benbow Investments becomes a Subsidiary Guarantor, Benbow Investments)" contained in the first and second lines of such subsection with the following parenthetical phrase:

          (other than, (x) prior to the date on which Benbow Investments becomes a Subsidiary Guarantor, Benbow Investments and (y) AWI Spectrum Holdings and AWI Spectrum Co. so long as both thereof are Unrestricted Subsidiaries)

          25. Sections 9.1(h), (i) and (j) of the Credit Agreement are amended by adding the parenthetical phrase "(other than the AWI Spectrum Holdings and AWI Spectrum Co. so long as both thereof are Unrestricted Subsidiaries)" after the phrase "the Parent or any of its Subsidiaries" wherever used in such Sections.

          26. The first sentence of Section 11.12 of the Credit Agreement is amended by adding the following immediately preceding the word "and" at the end of clause (vii) of the proviso to subsection (b) thereof:

          (viii) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 11.12,

     B.  Amendments  to  the  Parent  Guaranty  and  Parent  Guaranty  (PageNet)

          1. Section 1(b) of each of the Parent Guaranty and the Parent Guaranty (PageNet) is amended by adding the following definitions thereto in their appropriate alphabetical order:

               "Amendment No. 1": collectively, Amendment No. 1, dated as of February 1, 2001, to this Agreement and Amendment No. 4 to the Credit Agreement.

               "AWI Spectrum  Acquisition  Agreement":  the Asset
          Acquisition Agreement, dated as of January 24, 2001, by and among Nextel, the Guarantor, PageNet SMR Sub and
          AWI Spectrum Co.

               "AWI  Spectrum  Co.":  AWI  Spectrum  Co.,  LLC, a
          Delaware limited  liability  company and a wholly-owned
          Subsidiary of AWI Spectrum Holdings.

               "AWI   Spectrum   Holdings":   AWI   Spectrum  Co.
          Holdings,   Inc.,   a   Delaware   corporation   and  a
          wholly-owned Subsidiary of the Guarantor.

               "AWI Spectrum Holdings Guaranty": the Guaranty and
          Pledge  Agreement,  made by AWI  Spectrum  Holdings  to
          Nextel.

               "AWI  Spectrum  Notes":   collectively,   the  AWI
          Spectrum  Secured Note and the AWI  Spectrum  Unsecured
          Note.

               "AWI Spectrum Preferred Stock Purchase Agreement":
          the Preferred Stock Purchase Agreement, by and between the Guarantor, AWI Spectrum Co. and Nextel.

               "AWI Spectrum Registration Rights Agreement":  the
          Registration Rights Agreement, by and between the Parent, AWI Spectrum Co. and Nextel.

               "AWI Spectrum Sale":  the sale by AWI Spectrum Co.
          of all or substantially all of its assets to Nextel pursuant to the AWI Spectrum Acquisition Agreement.

               "AWI Spectrum Sale Transaction Documents": collectively (i) the AWI Spectrum Acquisition Agreement, (ii) the AWI Spectrum Notes, (iii) the AWI Spectrum Preferred Stock Purchase Agreement, (iv) the AWI Spectrum Holdings Guaranty, (v) the AWI Spectrum Security Agreement, (vi) the AWI Spectrum Registration Rights Agreement and (vii) all other documents executed and delivered in connection with the foregoing.

               "AWI   Spectrum   Secured   Note":   the   Secured
          Promissory Note, made by AWI Spectrum Co. to Nextel.

               "AWI Spectrum  Security  Agreement":  the Security
          Agreement, by and between AWI Spectrum Co. and Nextel.

               "AWI  Spectrum   Unsecured  Note":  the  Unsecured
          Promissory Note, made by AWI Spectrum Co. to Nextel.

               "Nextel": Unrestricted Subsidiary Funding Company, a Delaware corporation and a Subsidiary of Nextel
          Communications,  Inc.  (or  such  other  Subsidiary  of

          Nextel   Communications,   Inc.  designated  by  Nextel
          Communications, Inc. to make the loan evidenced by the AWI Spectrum Unsecured Note).

               "PageNet  SMR  Purchase   Agreement":   the  Asset
          Purchase Agreement,  by and between PageNet SMR Sub and
          AWI Spectrum Co.

               "PageNet SMR Spectrum Sale": the sale by PageNet SMR Sub of all of its assets (other than cash and any promissory note or notes made by the Distributed Subsidiary to PageNet SMR Sub) pursuant to the PageNet SMR Purchase Agreement.

               "Series F Certificate of Designation": the Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of Series F Cumulative Preferred Stock of Arch Wireless, Inc. to be filed with the Secretary of State of the State of Delaware, substantially in the form annexed as Exhibit A to Amendment No. 1 with such changes thereto as shall be acceptable to the Managing Agents.

               "Series F Stock":  Series F  Cumulative  Preferred
          Stock of the Guarantor.

               "Unrestricted Subsidiary": an Unrestricted Subsidiary under and as defined in the Parent Discount Notes Indenture. Notwithstanding anything in this Agreement to the contrary, until 367 days after the later of (i) irrevocable payment in full of the indebtedness evidenced by the AWI Spectrum Notes and
          (ii) the termination of the AWI Spectrum Acquisition Agreement, each of AWI Spectrum Co. and AWI Spectrum Holdings will be deemed to be an Unrestricted Subsidiary. The provisions of the preceding sentence may not be amended without the written consent of Nextel and the Lenders hereby acknowledge and agree that Nextel (i) shall be a third party beneficiary of the preceding sentence and (ii) shall be permitted to rely on and is relying on the provisions of the preceding sentence in consummating the transactions contemplated by the AWI Spectrum Sale Transaction Documents.

          2. Section 8(c) of the Parent Guaranty is amended by inserting a comma at the end of clause (i) thereof, by deleting the word "and" immediately after clause (i) thereof and by substituting the following for the balance of such subsection:

          (ii) the Guarantor may liquidate or dissolve PageNet Canada Holdings or cause the merger of PageNet Canada Holdings into the Guarantor with the Guarantor as the survivor after the consummation of the sale contemplated by Section 9(h)(iii) and the making of the equity contribution referred to therein, (iii) after the later of the making of the equity contribution referred to in Section 8(o)(ii) and 367 days after the later of (x) irrevocable payment in full of the indebtedness evidenced by the AWI Spectrum Notes and
          (y) the termination of the AWI Spectrum Acquisition Agreement, the Guarantor shall (x) liquidate or dissolve AWI Spectrum Holdings or cause the merger of AWI Spectrum Holdings into the Guarantor with the Guarantor as the survivor and (y) liquidate or dissolve AWI Spectrum Co. or cause the merger of AWI Spectrum Co. into the Guarantor with the Guarantor as the survivor, and (iv) after the latest of the making of the equity contribution referred to in Section 8(o)(ii), the consummation of the PageNet SMR Spectrum Sale and the repayment of all Indebtedness of the Distributed Subsidiary to PageNet SMR Sub, the Guarantor may liquidate or dissolve PageNet SMR Sub or cause the merger of PageNet SMR Sub into the Guarantor with the Guarantor as the survivor.

          3. Section 5(c) of the Parent Guaranty (PageNet) is amended by inserting a comma at the end of clause (i) thereof, by deleting the word "and" immediately after clause (i) thereof and by substituting the new provision set forth in paragraph B.2 of this Amendment (amending Section 8(c) of the Parent Guaranty) for the balance of such Section, provided that references in such provision to "Section 9(h)(iii)" shall refer to "Section 6(h)(iii)" and references in such provision to "Section 8(o)(ii)" shall refer to "Section 5(o)(ii)".

          4. Section 8(d) of the Parent Guaranty and Section 5(d) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "cause each of its Subsidiaries" on the first and second lines thereof.

          5. Sections 8(e) and (j) of the Parent  Guaranty and Sections 5(e) and
(j) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "cause each of its Subsidiaries" on the first line of each thereof.

          6. Sections 8(f), (i) and (h) of the Parent Guaranty and Sections 5(f), (i) and (h) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "cause each of its Subsidiaries" on the second line of each thereof.

          7. Section 8(g) of the Parent Guaranty and Section 5(g) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "cause each of its Subsidiaries" on the second and third lines thereof.

          8. Section 8 of the Parent Guaranty is amended by adding a new subsection (o) to read as follows:

               (o) PageNet SMR Spectrum Sale, AWI Spectrum Sale and Proceeds of Spectrum Subordinated Note.

                    (i) Use reasonable commercial efforts to cause AWI Spectrum Co. and PageNet SMR Sub to consummate the PageNet SMR Spectrum Sale and AWI Spectrum Co. to consummate the AWI Spectrum Sale and, upon receipt of the proceeds of the AWI Spectrum Notes and, without duplication, the Net Sales Proceeds of the PageNet SMR Spectrum Sale and the AWI Spectrum Sale, cause AWI Spectrum Co. and AWI Spectrum Holdings to make a Restricted Payment in cash of such proceeds to the Guarantor, provided, however, that up to $5,000,000 of the proceeds of the AWI Spectrum Unsecured Note may be retained by AWI Spectrum Co. to cover FCC mandated build-out costs, any indemnification claims of Nextel, any amounts owing under the AWI Spectrum Notes and costs of operations of AWI Spectrum Co., provided, further, that upon the later of (A) the last closing of the AWI Spectrum Sale contemplated by the AWI Spectrum Acquisition Agreement and (B) payment in full of the AWI Spectrum Notes, any cash remaining at AWI Spectrum Co. shall be distributed, directly or indirectly, to the Parent.

                    (ii) Upon receipt of the proceeds of the AWI Spectrum Notes and, without duplication, the Net Sales Proceeds of the PageNet SMR Spectrum Sale and the AWI Spectrum Sale, and on the same day of such receipt (A) cause AWI Spectrum Co. and AWI Spectrum Holdings to make a Restricted Payment in cash of such proceeds to the Guarantor in the amount required by Section 8(o)(i) above, and (B) make or cause to be made, directly or indirectly, an equity contribution in cash in the amount of $236,000,000 to the Borrower.

          9. Section 5 of the Parent Guaranty (PageNet) is amended by adding a new subsection (o) in the form of Section 8(o) to the Parent Guaranty as set forth in paragraph B.8 of this Amendment (amending Section 8(o) of the Parent Guaranty), provided that references in clause (ii) thereof to "Section 8(o)(i)" shall refer to "Section 5(o)(i)".

          10. Section 9(a) of the Parent Guaranty and Section 6(a) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the second line thereof.

          11. Section 9(b) of the Parent Guaranty and Section 6(b) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the first and second lines thereof.

          12. Section 9(c) of the Parent Guaranty and Section 6(c) of the Parent Guaranty (PageNet) are amended by (i) adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the third and fourth lines thereof and (ii) deleting the word "and" immediately after clause (ii) thereof and by adding the following immediately prior to the period at the end of such Section:

          and (iv) the PageNet SMR Spectrum Sale.

          13. Section 9(d) of the Parent Guaranty and Section 6(d) of the Parent Guaranty (PageNet) are amended by adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the third line thereof.

          14. Section 9(e) of the Parent Guaranty is amended by (i) adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the second line thereof and (ii) deleting the word "and" immediately after clause (iii) thereof and by adding the following immediately prior to the period at the end of such Section:

          and (v) the Restricted Payments required to be made pursuant to Section 8(o).

          15. Section 6(e) of the Parent Guaranty (PageNet) is amended by (i) adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the second line thereof and (ii) deleting the word "and" immediately after clause (iii) thereof and by adding a new provision to the end thereof in the form set forth in paragraph B.14 of this Amendment (amending Section 9(e) of the Parent Guaranty), provided that references in such provision to "Section 8(o)" shall refer to "Section 5(o)".

          16. Section 9(f) of the Parent Guaranty is amended by deleting the word "and" immediately after clause (iv) thereof and by adding the following immediately prior to the period at the end of such Section:

          and (vi) the capital contribution to the Borrower required to be made pursuant to Section 8(o).

          17. Section 6(f) of the Parent Guaranty (PageNet) is amended by (i) adding the parenthetical phrase "(other than Unrestricted Subsidiaries)" immediately after the phrase "permit any of its Subsidiaries" on the second line thereof and (ii) deleting the word "and" immediately after clause (iii) thereof and by adding a new provision to the end thereof in the form set forth in paragraph B.16 of this Amendment (amending Section 9(f) of the Parent Guaranty), provided that references in such provision to "Section 8(o)" shall refer to "Section 5(o)".

          18. The last sentence of each of Section 9(f) of the Parent Guaranty and Section 6(f) of the Parent Guaranty (PageNet) is amended in its entirety to read as follows:

          Notwithstanding anything in any Loan Document to the contrary, the Guarantor shall not make or permit any of its Subsidiaries to make any Investment in PageNet Canada Holdings or any of its Subsidiaries, PageNet SMR Sub or any Unrestricted Subsidiary, or permit any of its Subsidiaries so to do, except that (i) the Parent may transfer Series F Stock to AWI Spectrum Co. in connection with the consummation of the AWI Spectrum Sale and (ii) an Unrestricted Subsidiary may make Investments in any other Unrestricted Subsidiary.

          19. Section 9(h) of the Parent Guaranty is amended by deleting the word "and" immediately after clause (iii) thereof and by substituting the following for clause (iv) thereof:

               (iv) the PageNet SMR Spectrum Sale,  provided that
          (A) without duplication, the Net Sales Proceeds thereof and the proceeds of the AWI Spectrum Notes shall have been contributed, directly or indirectly, to the Borrower in cash as additional equity pursuant to and in the amounts required by Section 8(o), (B) the Guarantor shall have designated AWI Spectrum Holdings and AWI Spectrum Co. as Unrestricted Subsidiaries, (C) the Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Guarantor, dated the date of the consummation of the PageNet SMR Spectrum Sale, in all respects satisfactory to the Administrative Agent
          (1) attaching true and complete copies of the PageNet SMR Purchase Agreement, the AWI Spectrum Sale Transaction Documents and all other documents executed and delivered in connection therewith, each of which shall be in form and substance satisfactory to the Managing Agents, and (y) all documents executed and delivered by the Guarantor to the trustee of the Parent Discount Note Indenture in connection with the designation of AWI Spectrum Holdings and AWI Spectrum Co. as Unrestricted Subsidiaries and (2) certifying that (x) the PageNet SMR Spectrum Sale has been consummated in accordance with the terms of the PageNet SMR Purchase Agreement with no waiver of any of the provisions thereof which has not been expressly approved in writing by the Managing Agents and (y) the consummation thereof does not constitute an Event of

          Default  under and as defined  in the  Parent  Discount
          Notes Indenture or an event or condition which, upon notice, lapse of time or both would, unless cured or waived, become such an Event of Default; and

               (v) the AWI Spectrum Sale, provided that (A) any additional amounts received by AWI Spectrum Co. or AWI Spectrum Holdings shall have been contributed to the Borrower in cash as additional equity pursuant to
          Section 8(o), (B) the Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Guarantor with respect to each closing contemplated by the AWI Spectrum Sale Transaction Documents, dated the date of the consummation thereof, in all respects satisfactory to the Administrative Agent (1) attaching a copy of the order of the FCC approving the transfers contemplated by such closing of the AWI Spectrum Sale and (2) certifying that (x) such closing of the AWI Spectrum Sale has been consummated in accordance with the terms of the AWI Spectrum Sale Transaction Documents with no waiver of any of the provisions thereof by AWI Spectrum Co. or AWI Spectrum Holdings which has not been approved in writing by the Managing Agents and (y) the consummation thereof does not constitute an Event of Default under and as defined in the Parent Discount Notes Indenture.

               Notwithstanding anything in any Loan Document to the contrary, the Guarantor shall not sell, exchange, lease, transfer, assign or otherwise dispose of any Property to PageNet Canada Holdings or any of its Subsidiaries, PageNet SMR Sub or any Unrestricted Subsidiary, or permit any of its Subsidiaries so to do, provided, that (i) PageNet SMR Sub may consummate the PageNet SMR Spectrum Sale and (ii) any Unrestricted Subsidiary may sell, exchange, lease, transfer, assign or otherwise dispose of any Property to any other Unrestricted Subsidiary.

          20. Section 6(f) of the Parent Guaranty (PageNet) is amended by deleting the word "and" immediately after clause (iii) thereof and by substituting the provision set forth in paragraph B.19 of this Amendment (amending Section 9(f) of the Parent Guaranty), provided that references in such provision to "Section 8(o)" shall refer to "Section 5(o)".

          21. Section 9(i) of the Parent Guaranty and Section 6(i) of the Parent Guaranty (PageNet) are amended by deleting the word "and" immediately after clause (i) thereof and by adding the following immediately prior to the period at the end of such Section:

          and (iii) the Guarantor may create AWI Spectrum Holdings and AWI Spectrum Holdings may create AWI Spectrum Co. for purposes of consummating the transactions contemplated by the PageNet SMR Purchase Agreement and the AWI Spectrum Sale Transaction Documents.

          22. Section 9(m) of the Parent Guaranty and Section 6(m) of the Parent Guaranty (PageNet) are amended by deleting the word "and" immediately after clause (ii) thereof, by substituting "; and" for the period at the end of clause
(iii) and by adding a new clause (iv) to the end thereof to read as follows:

               (iv) shares of Series F Stock, provided that terms thereof are as set forth in the Series F Certificate of Designation.

          23. Section 9(o) of the Parent Guaranty and Section 6(o) of the Parent Guaranty (PageNet) are amended by adding the phrase ", the AWI Spectrum Sale Transaction Documents, PageNet SMR Purchase Agreement" immediately after the reference to the Page Call Purchase Agreement therein.

          24. Section 9 of the Parent Guaranty is amended by adding a new subsection (s) to read as follows:

               (s) Unrestricted Subsidiaries. Designate any Subsidiary as an Unrestricted Subsidiary or permit any of its Subsidiaries so to do, except that the Guarantor may designate AWI Spectrum Holdings and AWI Spectrum Co. as Unrestricted Subsidiaries. Notwithstanding the foregoing, AWI Spectrum Holdings and AWI Spectrum Co. shall cease to be Unrestricted Subsidiaries for purposes of the Loan Documents 367 days after the later of (x) irrevocable payment in full of the indebtedness evidenced by the AWI Spectrum Notes and (y) the termination of the AWI Spectrum Acquisition Agreement. Within 10 Business Days after AWI Spectrum Co. and AWI Spectrum Holdings cease to be Unrestricted Subsidiaries, the Parent will either liquidate or dissolve each of AWI Spectrum Co. and AWI Spectrum Holdings or cause the same to be merged into the Parent in accordance with Section 8(c)(iii) or cause AWI Spectrum Co. and AWI Spectrum Holding to enter into a Guaranty and Security Agreement in form and substance satisfactory to the Administrative Agent.

          25. Section 6 of the Parent Guaranty (PageNet) is amended by adding a new subsection (s) in the form of Section 9(s) to the Parent Guaranty as set forth in paragraph B.24 of this Amendment (amending Section 9 of the Parent Guaranty), provided that references in clause (iv) thereof to "Section 8(c)(iii)" shall refer to "Section 5(c)(iii)".

          26. Section 24(a) of the Parent Guaranty is amended by adding the phrase "or Section 8(o) of this Agreement" immediately after the phrase "permitted by Section 8.8 of the Credit Agreement" on the second line thereof.

          27. Section 24 of the Parent Guaranty is amended by adding a new subsection (p) to the end thereof to read as follows:

               (p) Other Agreements of the Lenders relating to the AWI Spectrum Sale. Notwithstanding anything in any Loan Document to the contrary:

                    (i) The Lenders shall not institute against, or join any Person in instituting against, AWI Spectrum Co. or AWI Spectrum Holdings, any bankruptcy, reorganization, arrangement, insolvency, liquidation or other proceeding under the laws of the United States or any State for a minimum of 367 days after the later of
          (x) irrevocable payment in full of the indebtedness evidenced by the AWI Spectrum Notes and (y) the termination of the AWI Spectrum Acquisition Agreement.

                    (ii) The Lenders shall not challenge, in any proceeding or otherwise, the interest in or rights of AWI Spectrum Co. or AWI Spectrum Holdings or Nextel (or any Subsidiary thereof) to the assets purchased from PageNet SMR Sub.

                    (iii) The Lenders  agree that the  Collateral
          Agent shall, at the expense of the Borrower, deliver executed UCC partial releases or amendments with respect to the assets conveyed in the Arch Connecticut Sale, the Assumed Management Agreement Assignment and the PageNet SMR Sale and such further deliveries and assurances as Nextel may reasonably request from time to time in order to secure its interest in the assets purchased by AWI Spectrum Co. from PageNet SMR Sub in the AWI Spectrum Sale.

               The provisions of this subsection may not be amended without the written consent of Nextel. The Lenders hereby acknowledge and agree that Nextel (i) shall be a third party beneficiary of this subsection and (ii) shall be permitted to rely on and is relying on the provisions of this subsection in consummating the transactions contemplated by the AWI Spectrum Sale Transaction Documents. In addition, the Lenders authorize and direct the Administrative Agent, upon its receipt of signature pages to Amendment No. 1, executed by Required Lenders and the receipt of the items listed in paragraphs (a) through (g) of Part C of Amendment No. 1, to deliver to Nextel at the address provided to the Administrative Agent by Nextel for such purpose, a letter substantially in the form of Exhibit B to Amendment No. 1 together with an executed copy of Amendment No. 1.

          28. Section 13 of the Parent Guaranty (PageNet) is amended by adding a new subsection (m) in the form of subsection 24(p) to the Parent Guaranty as set forth in paragraph B.27 of this Amendment (amending Section 24 the Parent Guaranty).

     C. Conditions to Effectiveness

          The amendments to the Credit Agreement, the Parent Guaranty and the Parent Guaranty (PageNet) set forth in Parts A and B of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

               (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower and the Parent and consented to by Arch, PageNet Canada Holdings, PageNet SMR Sub, the Subsidiary Guarantors and Required Lenders.

               (b) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Borrower and the Parent, and dated the Amendment Effective Date: (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment in form and substance satisfactory to the Administrative Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since November 10, 2000, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

               (c) The Administrative Agent shall have received a certificate of a Financial Officer of Arch, dated the Amendment Effective Date, demonstrating that no prepayment, repurchase or offer to repurchase Existing Arch Senior Notes is required to be made pursuant to the Existing Arch Indentures as a result of the Arch Connecticut Sale or the Assumed Management Agreement Assignment.

               (d) The Administrative Agent shall have received an opinion of counsel to the Borrower (including an opinion that the sale by Arch Connecticut to PageNet SMR Sub contemplated by this Amendment will not result in any required purchase, redemption or offer to purchase Existing Arch Notes), dated the Amendment Effective Date, in form and substance satisfactory to the Managing Agents.

               (e) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

               (f) All other fees and expenses payable to the Credit Parties (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced) due and payable on or prior to the Amendment Effective Date shall have been paid.

               (g) The Administrative Agent shall have received such other documents as it shall reasonably request.

     D. Miscellaneous

          1. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement, the Parent Guaranty and the Parent Guaranty (PageNet) (each as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement, the Parent Guaranty and the Parent Guaranty (PageNet) (each as amended by this Amendment), are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

          2. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

          3. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

          4. Except as amended hereby, the Credit Agreement, the Parent Guaranty and the Parent Guaranty (PageNet) shall in all other respects remain in full force and effect.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        ARCH WIRELESS HOLDINGS, INC.
                                        ARCH WIRELESS, INC.
                                        AS TO EACH OF THE FOREGOING:



                                        By:    /s/ Gerald J. Cimmino
                                            -----------------------------------
                                        Name:   Gerald J. Cimmino
                                              ---------------------------------
                                        Title:   Vice President and Treasurer
                                               --------------------------------

CONSENTED TO AND AGREED:

ARCH WIRELESS COMMUNICATIONS, INC.
ARCH CONNECTICUT VALLEY, INC.
ARCH COMMUNICATIONS ENTERPRISES, LLC
MOBILEMEDIA COMMUNICATIONS, INC.
MOBILE COMMUNICATIONS CORPORATION OF AMERICA
MOBILEMEDIA LICENSE CO., L.L.C.
ARCHTEL, INC.
PAGENET SMR SUB, INC.
PAGING NETWORK CANADIAN HOLDINGS, INC.
PAGING NETWORK, INC.
PAGENET, INC.
PAGING NETWORK FINANCE CORP.
PAGING NETWORK INTERNATIONAL, INC.
PAGING NETWORK OF AMERICA, INC.
PAGING NETWORK OF COLORADO, INC.
PAGING NETWORK OF MICHIGAN, INC.
PAGING NETWORK OF NORTHERN CALIFORNIA, INC.
PAGING NETWORK OF SAN FRANCISCO, INC.

AS TO EACH OF THE FOREGOING:



By:    /s/ Gerald J. Cimmino
     -------------------------------------------------
Name:   Gerald J. Cimmino
      ------------------------------------------------
Title:    Vice President and Treasurer
        ----------------------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        THE BANK OF NEW YORK,
                                        as Administrative Agent and as
                                        Collateral Agent



                                        By:    /s/ Geoffrey C. Brooks
                                           ------------------------------------
                                        Name:    Geoffrey C. Brooks
                                             ----------------------------------
                                        Title:      Senior Vice President
                                              ---------------------------------



                                        CONSENTED TO AND AGREED:



                                        THE BANK OF NEW  YORK,  Individually, as
                                        Letter of Credit Issuer and as Managing
                                        Agent



                                        By:    /s/ Geoffrey C. Brooks
                                            -----------------------------------
                                        Name:    Geoffrey C. Brooks
                                              ---------------------------------
                                        Title:      Senior Vice President
                                               --------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        Individually, as Managing Agent and as
                                        Syndication Agent



                                        By:    /s/ Carol Brandt
                                            -----------------------------------
                                        Name:    Carol Brandt
                                             ----------------------------------
                                        Title:      Vice President
                                               --------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        ROYAL BANK OF CANADA,
                                        Individually, as Managing Agent and as
                                        Documentation Agent


                                        By:    /s/ Andy Williams
                                           ------------------------------------
                                        Name:    Andy Williams
                                             ----------------------------------
                                        Title:      Senior Manager
                                               --------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        BARCLAYS BANK PLC,
                                        Individually, as a Managing Agent and as a Co-Documentation Agent


                                        By:    /s/ Daniele Iacovone
                                            -----------------------------------
                                        Name:    Daniele Iacovone
                                             ----------------------------------
                                        Title:      Director
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        BANK OF AMERICA, N.A.


                                        By:    /s/ William E. Livingstone, IV
                                           ------------------------------------
                                        Name:    William E. Livingstone, IV
                                             ----------------------------------
                                        Title:       Managing Director
                                              ---------------------------------



                                        BANK OF AMERICA, N.A. (GSSG)


                                        By:    /s/ Edward Harris
                                           ------------------------------------
                                        Name:    Edward Harris
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        BANK OF HAWAII



                                        By:    /s/ Patricia Rohlfing
                                           ------------------------------------
                                        Name:    Patricia Rohlfing
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        BEAR STEARNS INVESTMENT PRODUCTS INC.



                                        By:    /s/ Gregory Hanley
                                           ------------------------------------
                                        Name:    Gregory Hanley
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:


                                        CERBERUS PARTNERS, L.P.



                                        By:    /s/ Stephen Feinberg
                                           ------------------------------------
                                        Name:  Stephen Feinberg
                                             ----------------------------------
                                        Title: Managing Member, Cerberus
                                               Associates, L.L.C. General
                                               Partner, Cerberus Partners, LP.
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        SPECIAL SITUATIONS FUND ADVISORS INC.,
                                        As Agent for The Chase Manhattan Bank



                                        By:    /s/ Michael Cacouris
                                           ------------------------------------
                                        Name:    Michael Cacouris
                                             ----------------------------------
                                        Title:      Managing Director
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CIBC, INC.


                                        By:    /s/ Robert N. Greer
                                           ------------------------------------
                                        Name:    Robert N. Greer
                                             ----------------------------------
                                        Title:      Agent
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CITIBANK, N.A.


                                        By:    /s/ Carlton B. Klein
                                           ------------------------------------
                                        Name:    Carlton B. Klein
                                             ----------------------------------
                                        Title:      Managing Director
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CITY NATIONAL BANK


                                        By:    /s/ Rod Bollins
                                           ------------------------------------
                                        Name:    Rod Bollins
                                             ----------------------------------
                                        Title:      Senior Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        COAST BUSINESS CREDIT, A DIVISION OF
                                        SOUTHERN PACIFIC BANK, A CALIFORNIA
                                        CORPORATION



                                        By:    /s/ Kimberly Siegrist
                                           ------------------------------------
                                        Name:    Kimberly Siegrist
                                             ----------------------------------
                                        Title:      Senior Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CONTRARIAN FUNDS LLC

                                        By: Contrarian Capital Management, LLC,
                                            as Manager



                                        By:    /s/ Janice M. Stanton
                                           ------------------------------------
                                        Name:    Janice M. Stanton
                                             ----------------------------------
                                        Title:      Member
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CREDIT INDUSTRIEL ET COMMERCIAL


                                        By:  /s/ Brian O'Leary
                                           ------------------------------------
                                        Name:  Brian O'Leary
                                             ----------------------------------
                                        Title:    Vice President
                                              ---------------------------------



                                        By:    /s/ Dora Hyduk
                                           ------------------------------------
                                        Name:    Dora Hyduk
                                             ----------------------------------
                                        Title:   Vice President-Senior Credit
                                                 Officer
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        CREDIT LYONNAIS, NEW YORK BRANCH



                                        By:    /s/ John P. Judge
                                           ------------------------------------
                                        Name:    John P. Judge
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        THE DAI-ICHI KANGYO BANK, LTD.



                                        By:    /s/ Daniel Guevara
                                           ------------------------------------
                                        Name:    Daniel Guevara
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        DRESDNER BANK, AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:    /s/ William E. Lambert
                                           ------------------------------------
                                        Name:    William E. Lambert
                                             ----------------------------------
                                        Title:       Vice President
                                              ---------------------------------




                                        By:    /s/ Brian Schneider
                                           ------------------------------------
                                        Name:    Brian Schneider
                                             ----------------------------------
                                        Title:      Assistant Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        FC CBO II LIMITED


                                        By:    /s/ Desmond Werthman
                                           ------------------------------------
                                        Name:    Desmond Werthman
                                             ----------------------------------
                                        Title:      Collateral Manager
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        FIRST DOMINION CAPITAL, LLC


                                        By:    /s/ Charles E. Coudriet
                                           ------------------------------------
                                        Name:    Charles E. Coudriet
                                             ----------------------------------
                                        Title:       President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        FIRST UNION NATIONAL BANK


                                        By:    /s/ Ron R. Ferguson
                                           ------------------------------------
                                        Name:    Ron R. Ferguson
                                             ----------------------------------
                                        Title:      Senior Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        FIRSTAR BANK, N.A



                                        By:    /s/ Peter W. Bakker
                                           ------------------------------------
                                        Name:    Peter W. Bakker
                                             ----------------------------------
                                        Title:      Senior Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        FRANKLIN FLOATING RATE TRUST



                                        By:    /s/ Chauncey Lufkin
                                           ------------------------------------
                                        Name:    Chauncey Lufkin
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------



                                        FRANKLIN CLO I, LIMITED


                                        By:    /s/ Chauncey Lufkin
                                           ------------------------------------
                                        Name:    Chauncey Lufkin
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        FRANKLIN MUTUAL ADVISERS, LLC


                                        By:    /s/ Bradley Takahashi
                                           ------------------------------------
                                        Name:    Bradley Takahashi
                                             ----------------------------------
                                        Title:      Assistant Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:    /s/ Brian P. Ward
                                           ------------------------------------
                                        Name:    Brian P. Ward
                                             ----------------------------------
                                        Title:      Manager-Operations
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION (Commercial Finance)


                                        By:    /s/ Karl Kieffer
                                           ------------------------------------
                                        Name:    Karl Kieffer
                                             ----------------------------------
                                        Title:      Duly Authorized Signatory
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        ING BARING (U.S.) CAPITAL LLC


                                        By:    /s/ Pamela Kaye
                                           ------------------------------------
                                        Name:    Pamela Kaye
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        KZH CNC LLC



                                        By:    /s/ Susan Lee
                                           ------------------------------------
                                        Name:    Susan Lee
                                             ----------------------------------
                                        Title:      Authorized Agent
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        LEHMAN COMMERCIAL PAPER INC.



                                        By:    /s/ illegible
                                           ------------------------------------
                                        Name:    illegible
                                              ---------------------------------
                                        Title:      Authorized Signatory
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        MORGENS WATERFALL DOMESTIC PARTNERS LLC



                                        By:    /s/ Neil A. Augustine
                                           ------------------------------------
                                        Name:    Neil A. Augustine
                                             ----------------------------------
                                        Title:      Authorized Agent
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        NATEXIS BANQUES POPULAIRES (formerly
                                        known as NATEXIS BANQUE - BFCE)



                                        By:    /s/ Evan S. Kraus
                                           ------------------------------------
                                        Name:    Evan S. Kraus
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------



                                        By:    /s/ Claudia Padron
                                           ------------------------------------
                                        Name:    Claudia Padron
                                             ----------------------------------
                                        Title:      Associate
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        NUVEEN SENIOR INCOME FUND

                                        By: Nuveen Senior Loan Asset Management,
                                            Inc.



                                        By:    /s/ Lisa M. Mincheski
                                           ------------------------------------
                                        Name:    Lisa M. Mincheski
                                             ----------------------------------
                                        Title:      Managing Director
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        ML CLO XV PILGRIM AMERICA (CAYMAN), LTD.

                                        By:  Pilgrim Investments, Inc., as its
                                             investment manager


                                        By:    /s/ Robert L. Wilson
                                           ------------------------------------
                                        Name:    Robert L. Wilson
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------


                                        ML CLO XX PILGRIM AMERICA (CAYMAN), LTD.

                                        By:  Pilgrim Investments, Inc., as its
                                             investment manager


                                        By:    /s/ Robert L. Wilson
                                           ------------------------------------
                                        Name:    Robert L. Wilson
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------


                                        PILGRIM AMERICA HIGH INCOME INVESTMENTS,
                                        LTD.

                                        By:  Pilgrim Investments, Inc., as its
                                             investment manager


                                        By:    /s/ Robert L. Wilson
                                           ------------------------------------
                                        Name:    Robert L. Wilson
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        PILGRIM PRIME RATE TRUST



                                        By:    /s/ Robert L. Wilson
                                           ------------------------------------
                                        Name:    Robert L. Wilson
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------



                                        SEQUILS-PILGRIM I, LTD.
                                        By:  Pilgrim Investments, Inc., as its
                                             investment manager


                                        By:    /s/ Robert L. Wilson
                                           ------------------------------------
                                        Name:    Robert L. Wilson
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:    /s/ Steven J. McGehrin
                                           ------------------------------------
                                        Name:    Steven J. McGehrin
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA



                                        By:    /s/ B. Ross Smead
                                           ------------------------------------
                                        Name:    B. Ross Smead
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        PW WILLOW FUND LLC

                                        By: Bond Street Capital, L.L.C., its
                                            Investment Manager



                                        By:    /s/ illegible
                                           ------------------------------------
                                        Name:    illegible
                                             ----------------------------------
                                        Title:      Managing Member
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        SOCIETE GENERALE, NEW YORK BRANCH



                                        By:    /s/ Mark Vegil
                                           ------------------------------------
                                        Name:    Mark Vegil
                                             ----------------------------------
                                        Title:      Director
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        SUNTRUST BANK



                                        By:    /s/ W. David Wisdom
                                           ------------------------------------
                                        Name:    W. David Wisdom
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:


                                        TRI-LINKS INVESTMENT TRUST

                                        By: Wilmington Trust Company, as
                                            Owner-Trustee

                                        By:    /s/ illegible
                                           ------------------------------------
                                        Name:    David A. (illegible), Jr.
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        VAN KAMPEN SENIOR INCOME TRUST


                                        By:    /s/ Darvin D. Pierce
                                           ------------------------------------
                                        Name:    Darvin D. Pierce
                                             ----------------------------------
                                        Title:      Principal
                                              ---------------------------------



                                        VAN KAMPEN PRIME RATE INCOME TRUST



                                        By:    /s/ Darvin D. Pierce
                                           ------------------------------------
                                        Name:    Darvin D. Pierce
                                             ----------------------------------
                                        Title:      Principal
                                              ---------------------------------


                                        VAN KAMPEN CLO I, LIMITED

                                        By:    Van Kampen Management, Inc., as
                                               Collateral Manager



                                        By:    /s/ Darvin D. Pierce
                                           ------------------------------------
                                        Name:    Darvin D. Pierce
                                             ----------------------------------
                                        Title:      Principal
                                              ---------------------------------

                          ARCH WIRELESS HOLDINGS, INC.
                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                     AMENDMENT NO. 1 TO THE PARENT GUARANTY
                                       and
                AMENDMENT NO. 1 TO THE PARENT GUARANTY (PAGENET)


                                        CONSENTED TO AND AGREED:

                                        WAYLAND INVESTMENT FUND, LLC

                                        By:  CFSC Wayland Advisers, Inc., its
                                             Manager



                                        By:    /s/ Patrick J. Halloran
                                           ------------------------------------
                                        Name:    Patrick J. Halloran
                                             ----------------------------------
                                        Title:      Vice President
                                              ---------------------------------